Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of March 6, 2024 among METHODE ELECTRONICS, INC., a Delaware corporation (the “Company”), each Lender party hereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

. The Company, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement, dated as of October 31, 2022 (as amended or modified from time to time to time prior to the date hereof, the “Credit Agreement”).

B. The Company has requested that the Lenders amend the Credit Agreement as set forth below.

C. The parties hereto have agreed to amend the Credit Agreement as provided herein.

D. In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1. Amendments: Effective upon satisfaction of the conditions precedent set forth in Section 2 below:

(a) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).

“First Amendment Effective Date” means March 6, 2024.

“First Amendment Period” means the period from the First Amendment Effective Date to and including the date that the financial statements and Compliance Certificate are delivered pursuant to Sections 6.01(b) and 6.02(b) for the fiscal quarter ending January 25, 2025.

“Term CORRA Adjustment” means (i) 0.29547% (29.547 basis points) for an Interest Period of one-month’s duration and 0.32138% (32.138 basis points) for an Interest Period of three-months’ duration.

“Term CORRA Rate” has the meaning specified in the definition of “Alternative Currency Term Rate”.

(b) Clause (c) in the definition of “Alternative Currency Term Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(c) denominated in Canadian Dollars, the rate per annum equal to the forward-looking term rate based on CORRA (“Term CORRA”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “Term CORRA Rate”) on the Rate Determination Date with a term equivalent to such Interest Period plus the Term CORRA Adjustment for such Interest Period.

(c) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Applicable Rate” means from time to time, the following percentages per annum, based upon the Consolidated Debt to EBITDA Ratio as set forth below:

Applicable Rate
Pricing Level	Consolidated Debt to EBITDA Ratio	Commitment Fee	Term SOFR, Term SOFR Daily Floating Rate and Letters of Credit	Base Rate	Alternative Currency Term Rate	Alternative Currency Daily Rate
1	Greater than 4.00 to 1.00	0.40%	2.75%	1.75%	2.75%	2.75%
2	Greater than 3.00 to 1.00, but less than or equal to 4.00 to 1.00	0.35%	2.25%	1.25%	2.25%	2.25%
3	Greater than 2.25 to 1.00, but less than or equal to 3.00 to 1.00	0.30%	2.00%	1.00%	2.00%	2.00%
4	Greater than 1.50 to 1.00, but less than or equal to 2.25 to 1.00	0.25%	1.75%	0.75%	1.75%	1.75%
5	Less than or equal to 1.50 to 1.00	0.20%	1.375%	0.375%	1.375%	1.375%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Debt to EBITDA Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. The Applicable Rate in effect from the First Amendment Effective Date through the date that the Compliance Certificate for the fiscal year ending April 27, 2024 is delivered pursuant to Section 6.02(b) shall be determined based upon Pricing Level 2.

(d) The definition of “CDOR” is hereby deleted from Section 1.01 of the Credit Agreement.

(e) The definition of “Conforming Changes” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, Term SOFR, Term SOFR Daily Floating Rate, CORRA, Term CORRA, Term CORRA Rate, EURIBOR, HIBOR, SONIA, SIBOR, or any proposed Successor Rate for an Alternative Currency, as applicable, any conforming changes to the definitions of “SOFR”, “Term SOFR”, “CORRA”, “Term CORRA”, “Term CORRA Rate”, “EURIBOR”, “HIBOR”, “SONIA”, “SIBOR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such Alternative Currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such Alternative Currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

(f) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the “and” immediately before clause (b)(ix) and (ii) adding the following immediately after clause (b)(ix) thereof to read as follows:

and (x) non-recurring legal and professional fees, chief executive officer transition costs and costs related to divestitures, provided that the aggregate amounts added-back pursuant to this clause (b)(x) shall not exceed $12,500,000 during the term of this Agreement,

(g) In the definition of “Interest Period” in Section 1.01 of the Credit Agreement, the phrase “solely with respect to Alternative Currency Term Rate Loans denominated in Canadian Dollars, one, two or three months” is hereby amended to read as, “solely with respect to Alternative Currency Term Rate Loans denominated in Canadian Dollars, one or three months”.

(h) Clause (d) in the definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(d) immediately after giving effect to such Acquisition, (A) during the First Amendment Period, the Company’s Consolidated Debt to EBITDA Ratio determined on a Pro Forma Basis, as calculated in the certificate delivered pursuant to clause (f) of this definition, shall be no greater than 3.50:1.00 and (B) at all times after the First Amendment Period, the Company’s Consolidated Debt to EBITDA Ratio determined on a Pro Forma Basis, as calculated in the certificate delivered pursuant to clause (f) of this definition, shall be at least 0.25:1.00 less than the maximum ratio permitted at such time by Section 7.13(b) (giving effect to any Adjustment Period),

(i) Clause (e) in the definition of “Relevant Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(e) Canadian Dollars, the Term CORRA Rate,

(j) The definition of “U.S. Government Securities Business Day” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

(k) In each of (i) the first sentence of the second to last paragraph of Section 3.03(b) of the Credit Agreement and (ii) the last paragraph of Section 3.03(c) of the Credit Agreement, the following language is hereby deleted:

“, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated”

(l) Clause (ii) in Section 7.02(p) of the Credit Agreement is hereby amended to read as follows:

(ii) (A) during the First Amendment Period, upon giving Pro Forma Effect to such Investment, the Consolidated Debt to EBITDA Ratio is no greater than 3.50:1.00 at the time of such Investment and (B) at all times after the First Amendment Period, upon giving Pro Forma Effect to such Investment, the Consolidated Debt to EBITDA Ratio is at least 0.25:1.00 lower than the maximum Consolidated Debt to EBITDA Ratio permitted pursuant to Section 7.13(b) at the time of such Investment

(m) Clause (i)(C)(2) in Section 7.03(f) of the Credit Agreement is hereby amended to read as follows:

(2)(A) during the First Amendment Period, the Consolidated Debt to EBITDA Ratio shall be no greater than 3:50:1.00 and (B) at all times after the First Amendment Period, the Consolidated Debt to EBITDA Ratio shall be at least

0.25:1.00 less than the maximum ratio permitted at such time by Section 7.13(b) (provided, that, with respect to Indebtedness incurred in connection with any Limited Condition Transaction, the determination of whether the foregoing subclauses (B) and (C) have been satisfied shall be subject to Section 1.10)

(n) Clause (ii) in Section 7.07(f) of the Credit Agreement is hereby amended to read as follows:

(ii)(A) during the First Amendment Period, the Consolidated Debt to EBITDA Ratio (as calculated on a Pro Forma Basis) is no greater than 3.00:1.00 and (B) at all times after the First Amendment Period, the Consolidated Debt to EBITDA Ratio (as calculated on a Pro Forma Basis) is at least 0.25:1.00 lower than the maximum Consolidated Debt to EBITDA Ratio permitted pursuant to Section 7.13(b) at the time of such Restricted Payment.

(o) Section 7.13(b) of the Credit Agreement is hereby amended to read as follows:

(b) Consolidated Debt to EBITDA Ratio. Permit the Consolidated Debt to EBITDA Ratio to be greater than (i) 3.50:1.00 as of the end of the fiscal quarter of the Company ending January 27, 2024, (ii) 4.50:1.00 as of the end of the fiscal quarter of the Company ending April 27, 2024, (iii) 4.00:1.00 as of the end of the fiscal quarters ending July 27, 2024 and October 26, 2024 and (iv) 3.25:1.00 as of the end of any fiscal quarter of the Company ending thereafter; provided, that, after the First Amendment Period, upon the occurrence of a Qualified Acquisition, for each of the four fiscal quarters of the Company immediately following such Qualified Acquisition (including the fiscal quarter of the Company in which such Qualified Acquisition was consummated (such period of increase, a “Adjustment Period”), the ratio set forth above shall be increased to 3.75:1.00; provided, further, that (i) for at least two (2) fiscal quarters of the Company immediately following each Adjustment Period, the Consolidated Debt to EBITDA ratio shall not be greater than 3.25:1.00 prior to giving effect to another Adjustment Period pursuant to the immediately preceding proviso, and (ii) there shall be no more than two (2) Adjustment Periods during the term of this Agreement.

2. Conditions Precedent. This Agreement shall be effective on the date hereof upon:

(a) receipt by the Administrative Agent of copies of this Agreement duly executed by the Company, the Guarantors, the Administrative Agent and the Lenders constituting the Required Lenders;

(b) (i) upon the reasonable request of any Lender made at least five days prior to the date hereof, receipt by such Lender of the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the date hereof; and (ii) upon the request of any Lender made at least five days prior to the date hereof, if the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent of a Beneficial Ownership Certification in relation to the Company;

(c) to the extent invoiced at least two Business Days prior, payment by the Company of all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent in connection with this Agreement required to be paid by the Company as provided in the Credit Agreement (directly to such counsel if requested by the Administrative Agent); and

(d) payment by the Company of all agreed fees to the Arranger and the Lenders executing this Agreement.

3. Representations and Warranties of the Loan Parties. (a) After giving effect to this Agreement, the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties refer to an earlier date, in which case they are true and correct as of such earlier date, and (b) no Default has occurred and is continuing or will exist immediately after giving effect to this Agreement.

4. Authority/Enforceability. Each Loan Party represents and warrants as follows:

(h)
It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b) This Agreement has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity or principles of good faith and fair dealing.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Agreement other than those that have already been obtained and are in full force and effect.

(d) The execution and delivery of this Agreement does not (i) contravene the terms of its Organization Documents, or (ii) violate any applicable material Law.

5. Waiver. Effective upon satisfaction of the conditions precedent set forth in Section 2 above, the Lenders, Administrative Agent Swing Line Lender and L/C Issuer hereby waive any Default or Event of Default that may have occurred under Section 8.01(b) for failure to observe the financial covenant set forth in Section 7.13(b) for the fiscal quarter ending January 27, 2024 that was in effect under the Credit Agreement before giving effect to this Agreement (the “Specified Default”). The waiver set forth in this Section 5 is a one-time waiver and is limited solely to the Specified Default, and nothing contained herein shall be deemed to constitute a waiver of any other rights or remedies with respect to any other Defaults or Events of Default the Administrative Agent or any Lender may have under the Credit Agreement, any other Loan Documents or under applicable law.

6. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by facsimile or other secure electronic format (.pdf) shall be effective as an original.

7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 10.20 of the Credit Agreement is hereby incorporated by reference with the full force and effect as if fully set forth herein.

8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

10. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. Continuing Effectiveness, etc. Except to the extent expressly set forth herein, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect. Upon the effectiveness hereof, all references to the Credit Agreement set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended hereby. This Agreement is a Loan Document.

[signature pages follow]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

COMPANY: METHODE ELECTRONICS, INC.,

a Delaware corporation

By: /s/ Ronald L.G. Tsoumas

Name: Ronald L.G. Tsoumas

Title: Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS: DABIR SURFACES, INC.,

a Delaware corporation

By: /s/ Ronald L.G. Tsoumas

Name: Ronald L.G. Tsoumas

Title: Vice President and Treasurer

Hetronic International, Inc.,

a Delaware corporation

By: /s/ Ronald L.G. Tsoumas

Name: Ronald L.G. Tsoumas

Title: Vice President and Treasurer

Hetronic USA, Inc.,

a Delaware corporation

By: /s/ Ronald L.G. Tsoumas

Name: Ronald L.G. Tsoumas

Title: Vice President and Treasurer

Methode Development Company,

a Delaware corporation

By: /s/ Ronald L.G. Tsoumas

Name: Ronald L.G. Tsoumas

Title: Vice President and Treasurer

TouchSensor Technologies, L.L.C.,

a Delaware limited liability company

By: /s/ Ronald L.G. Tsoumas

Name: Ronald L.G. Tsoumas

Title: Vice President and Treasurer

grakon parent, inc.,

a Delaware corporation

By: /s/ Ronald L.G. Tsoumas

Name: Ronald L.G. Tsoumas

Title: Vice President and Treasurer

FIRST AMENDMENT TO CREDIT AGREEMENT

GRAKON INTERMEDIATE HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Ronald L.G. Tsoumas

Name: Ronald L.G. Tsoumas

Title: Vice President, Finance and Chief Financial Officer

GRAKON HOLDingS LLC,

a Delaware limited liability company

By: /s/ Ronald L.G. Tsoumas

Name: Ronald L.G. Tsoumas

Title: Vice President, Finance and Chief Financial Officer

GRAKON, LLC,

a Delaware limited liability company

By: /s/ Ronald L.G. Tsoumas

Name: Ronald L.G. Tsoumas

Title: Vice President, Finance and Chief Financial Officer

NORDIC LIGHTS NA, INC.,

a Delaware corporation

By: /s/ Tom Nordström

Name: Tom Nordström

Title: President and Secretary

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE

AGENT: BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ DeWayne D. Rosse

Name: DeWayne D. Rosse

Title: Assistant Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS: bank of america, n.a.,
as a Lender, Swing Line Lender and L/C Issuer

By: /s/ Jonathan M. Phillips

Name: Jonathan M. Phillips

Title: Senior Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Heather Hoopingarner
Name: Heather Hoopingarner

Title: Director

FIRST AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Debra Hoffenkamp

Name: Debra Hoffenkamp

Title: Assistant Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

TD BANK, N.A.,
as a Lender

By: /s/ Leonid Batsevitsky
Name: Leonid Batsevitsky

Title: Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jillian Clemons

Name: Jillian Clemons

Title: Senior Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

BMO HARRIS BANK N.A.,
as a Lender

By: /s/ Clair Richards

Name: Clair Richards

Title: Portfolio Manager

FIRST AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender

By: /s/ Andrew Stella
Name: Andrew Stella

Title: Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Richard D. Barritt
Name: Richard D. Barritt

Title: Executive Director

FIRST AMENDMENT TO CREDIT AGREEMENT

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH,
as a Lender

By: /s/ James Hut
Name: James Hut

Title: DGM & Corporate Banking

By: /s/ Chong Tan
Name: Chong Tan

Title: DGM & Risk Management

FIRST AMENDMENT TO CREDIT AGREEMENT